Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), Jon Kessler, Chief Executive Officer (Principal Executive Officer) of HealthEquity, Inc. (the “Company”), hereby certifies that, to the best of his knowledge:

1.
Our Annual Report on Form 10-K for the year ended January 31, 2015, to which this Certification is attached as Exhibit 32.1 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2015

By:	/s/ Jon Kessler
Name:	Jon Kessler
Title:	Chief Executive Officer (Principal Executive Officer)